Exhibit 1.01
Conflict Minerals Report
for the Year Ended December 31, 2016

SUMMARY

Tupperware Brands Corporation (the “Company”) has filed this report in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”). Rule 13p-1 was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements mandated by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 imposes reporting obligations on public companies, including the Company, whose manufactured final products contain one or more conflict minerals that are necessary to the functionality or production of such products. For purposes of Rule 13p-1 and the related disclosures, the term “conflict minerals” is defined to include columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten.

The Company identified six (6) products or components of products that contained or might have contained conflict minerals that are necessary to the functionality or production of the products, namely, the Company’s Digital Easy Scale, Nano Nature Water Filtration Unit, Tupperchef Pro Handy Food Processor, Infrared Cooking Plate, Induction Cooking Plate, and certain pearlescent pigments (Iriodin and Colorsteam pigments) used as a components of certain products. The Company was required to conduct a Reasonable Country of Origin Inquiry to determine the source of the conflict minerals. Of such 6 products or components of products, the Company has been able to determine that the conflict minerals (tin or its derivative) necessary to the functionality or production of the Digital Easy Scale, the Nano Nature Water Filtration Unit, the Tupperchef Pro Handy Food Processor and the pearlescent pigments used as a component of certain products were not sourced from the Democratic Republic of the Congo or adjoining countries. The Company was required to and did conduct additional due diligence to attempt to determine the country or countries of origin and chain of custody of the conflict minerals necessary to the functionality or production of the Infrared Cooking Plate (tin, tungsten and gold) and the Induction Cooking Plate (tin). However, the Company has been unable to make such determination with a reasonable certainty.

While the Company has not identified any conflict minerals contained in the Infrared Cooking Plate or the Induction Cooking Plate as having originated from the Democratic Republic of the Congo or adjoining countries, the Company has not received sufficient information from the suppliers of such products in order to conclude that these products definitively are, or are not, “DRC conflict free.” Accordingly, these products are considered “DRC conflict undeterminable,” as defined in applicable SEC rules. These rules define “DRC conflict undeterminable” as a product manufactured or contracted to be manufactured that a company, such as the Company, is unable to determine, after exercising due diligence, whether or not such product qualifies as “DRC conflict free.”

This report is available in the Supply Chain section of the Company’s website at https://www.tupperwarebrands.com/csr/supply-chain/conflict-minerals-policy. Information on the Company’s website shall not be deemed incorporated into, or to be a part of, this report.

COMPANY OVERVIEW

Tupperware Brands Corporation is a global direct-to-consumer marketer of premium, innovative products across multiple brands and categories through an independent sales force of 3.2 million. Product brands and categories include design-centric preparation, storage and serving solutions for the kitchen and home through the Tupperware® brand, and beauty and personal care products through the Avroy Shlain®, Beauticontrol®, Fuller®, NaturCare®, Nutrimetics® and Nuvo® brands. See Part I, Item 1, Business, of the Company’s Form 10-K Annual Report for the year ended December 31, 2016 for additional information.

Product Description

The products determined to be “DRC conflict undeterminable” and covered in this report are the Company’s Infrared Cooking Plate and Induction Cooking Plate. The Infrared Cooking Plate contains tin, tungsten and gold, all of which have been stated by the supplier to be necessary to the production of the product. The Induction Cooking Plate contains tantalum, tin, tungsten and gold, however the supplier of the product has stated that only tin is necessary to the production of the product.

DUE DILIGENCE

Due Diligence Framework & Design

The Company’s due diligence framework and processes were developed based on the globally recognized Organisation for Economic Co-operation and Development’s OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas (the “OECD Guidance”).

Due Diligence Steps Taken

In accordance with the OECD Guidance, the Company’s due diligence measures included the following steps:

1)    Established a strong management system

The Company established an internal management team to support supply chain due diligence. This internal management team includes persons with oversight responsibility in the Company’s Procurement, Quality, Finance and Law Departments. The results generated by this internal management team are reported to the Audit, Finance & Corporate Responsibility Committee of the Company’s Board of Directors on a regular basis. The Company used the template developed by the Electronic Industry Citizenship Coalition® and The Global e-Sustainability Initiative known as the Conflict Free Sourcing Initiative (“CFSI”) Conflict Minerals Reporting Template (the “CMRT”) to conduct the required due diligence, including a good faith Reasonable Country of Origin Inquiry (“RCOI”) reasonably designed to determine whether any of the conflict minerals necessary to the functionality or production of the identified products or components of products originated in the Democratic Republic of the Congo or any adjoining country (individually, a “Covered Country” and collectively, the “Covered Countries”), or were from recycled or scrap sources (as defined in Item 1.01 of the Form). The Company also compared the conflict minerals smelter/refiner information provided by the suppliers against the list of smelter facilities designated as “conflict free” by the CFSI Conflict Free Smelter Program (the “CFSP”). In addition, the Company has adopted a Conflict Minerals Policy supplementing its previously existing policies regarding social responsibility, which can be found on the Company’s website at https://www.tupperwarebrands.com/csr/supply-chain/conflict-minerals-policy. The Company also utilizes in its control system its Code of Conduct and Supplier Code of Conduct, and conflict minerals compliance requirements in its supplier contract templates. The Company also has grievance mechanisms whereby employees and suppliers can report violations of the Company’s Code of Conduct, Supplier Code of Conduct, and other Company policies.

2)    Identify and Assess Risk in the Supply Chain

Because the Company is several steps removed from the original sources of any conflict minerals contained in its products, the Company relies on its direct suppliers to provide information on the origin of any conflict minerals contained in the products or components of products that they supply. In some instances the Company’s direct suppliers are similarly reliant upon information provided to them by their suppliers. Also, some of the Company’s direct suppliers are not themselves subject to SEC reporting and due diligence requirements, which in some cases increases the difficulty of obtaining information about the original sources of the conflict minerals contained in the products or components of products.

3)    Audit of Supply Chain Due Diligence

To the best of its knowledge, the Company did not source any conflict minerals directly from mines, smelters or refiners. Consequently, the Company does not have a direct relationship with conflict minerals smelters and refiners, and is unable to perform or direct audits of these entities within the Company’s supply chain.

Request Information

The Company reviewed the suppliers in its supply chain, and identified a total of six (6) direct suppliers that, during the calendar year 2016, provided it with products or components of products that contained or might have contained conflict minerals. The Company conducted an RCOI by having a member of the Company’s Procurement team and/or local management team send an email to each of those six (6) suppliers with an explanation of the SEC’s requirement that the Company report conflict minerals necessary to the functionality or production of its products or components of products, and requested that the supplier complete the CMRT attached to the email (in some cases a telephone call either preceded or followed such email). The CMRT included questions regarding the supplier’s use and the source of conflict minerals necessary to the functionality or production of the products or components of products supplied, and regarding the supplier’s own policies and due diligence efforts with respect to its suppliers. As necessary, the Company followed up by email and telephone to the suppliers, and offered assistance and further explanations to those suppliers in order to complete the CMRT. The Company reviewed and analyzed the CMRT responses to interpret the responses, and to determine whether further engagement with any of the suppliers was warranted. The Company requested additional information and/or clarifications (by email and telephone) where the CMRT was incomplete or where responses provided were contradictory or unclear. The Company made repeated additional follow-up efforts, by email and telephone, to unresponsive suppliers.

CMRT Responses

The Company has received responses from all 6 of the suppliers to which CMRTs were sent. After due diligence and analysis, the Company has not been able to determine with reasonable certainty the country or countries of origin or chain of custody of all of the conflict minerals necessary to the functionality or production of the Infrared Cooking Plate or the Induction Cooking Plate. Consequently, the Company has concluded that the Infrared Cooking Plate and the Induction Cooking Plate are “DRC conflict undeterminable” for purposes of this report.

Efforts to Determine Mine or Location of Origin

The Company’s ability to determine the mine or location of origin of the conflict minerals necessary to the functionality or production of the Company’s Infrared Cooking Plate and Induction Cooking Plate is based upon information the Company has received from the suppliers in its due diligence processes. Despite its good faith efforts, the Company has concluded that these products remain “DRC conflict undeterminable,” due to the fact that it has been unable to determine the country or countries of origin or chain of custody of all of the conflict minerals necessary to the functionality or production of these products, and consequently all of the facilities used to process such conflict minerals. The Company has attached as Annex I and Annex II to this Exhibit copies of the smelter lists provided by the suppliers of the Infrared Cooking Plate and the Induction Cooking Plate.

Steps The Company Is Taking to Mitigate Risk

The Company has taken, and is taking, the following steps to mitigate the risk that conflict minerals necessary to the functionality or production of its products could benefit armed groups in the DRC or adjoining countries:

•	Incorporated conflict minerals compliance requirements into its supplier contract templates.

•	Adopted a Conflict Minerals Policy.

•	Continuing to develop and refine the Company’s Conflict Minerals Policy.

•	Engaging with suppliers to improve the quality and completeness of their due diligence responses.

•	Providing regular updates to senior management and to the Audit, Finance & Corporate Responsibility Committee of the Company’s Board of Directors.

•	Utilizing in its control system its Code of Conduct and Supplier Code of Conduct, that outline expected behaviors for the Company’s employees and suppliers.

•	Utilizing grievance mechanisms whereby employees and suppliers can report violations of the Company’s Code of Conduct, Supplier Code of Conduct, and other policies of the Company.

Annex I
Smelter List Provided by Supplier of Infrared Cooking Plate

Metal	Smelter Name	Smelter Country	Smelter ID
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Dowa	JAPAN	CID000401
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Materion	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Republic Metals Corporation	UNITED STATES	CID002510
Tantalum	Exotech Inc.	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	Telex Metals	UNITED STATES	CID001891
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546

Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571
Tin	Alpha	UNITED STATES	CID000292
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Tin	EM Vinto	BOLIVIA	CID000438
Tin	Fenix Metals	POLAND	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	Thaisarco	THAILAND	CID001898
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Magnu’s Minerals Metals e Ligas Ltda.	BRAZIL	CID002468
Tin	Metallo-Chimique N.V.	BELGIUM	CID001143
Tin	Rui Da Hung	TAIWAN	CID001539
Tin	Soft Metals Ltda.	BRAZIL	CID001758
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	SEMPSA Joyería Platería S.A.	SPAIN	CID001585
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916

Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	Dowa	JAPAN	CID000402
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tin	PT Bangka Prima Tin	INDONESIA	CID001412
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	PT Bangka Tin Industry	INDONESIA	CID001416
Tin	PT Karimun Mining	INDONESIA	CID001448
Gold	Aurubis AG	GERMANY	CID000113
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	PX Précinox SA	SWITZERLAND	CID001498
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals	JAPAN	CID001869
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041

Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Bangalore Refinery	INDIA	CID002863
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	SWEDEN	CID000157
Gold	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	CID000328
Gold	DODUCO GmbH	GERMANY	CID000362
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	KGHM Polska Miedz Spólka Akcyjna	POLAND	CID002511
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	CID002605
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)	CID001555
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Torecom	KOREA (REPUBLIC OF)	CID001955
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV Tiga Sekawan	INDONESIA	CID002593
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Elmet S.L.U.	SPAIN	CID002774
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500

Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT Justindo	INDONESIA	CID000307
Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	PT O.M. Indonesia	INDONESIA	CID002757
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	CID002843
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tantalum	E.S.R. Electronics	UNITED STATES	CID002590
Tin	An Thai Minerals Co., Ltd.	VIET NAM	CID002825
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	CID002847
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835

Tantalum	H.C. Starck GmbH	GERMANY	CID002550
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Torecom	KOREA (REPUBLIC OF)	CID001955

Annex II
Smelter List Provided by Supplier of Induction Cooking Plate

Metal	Smelter Name	Smelter Country	Smelter Id
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL	CID000058
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185
Gold	Dowa	JAPAN	CID000401
Gold	Heraeus Ltd. Hong Kong	CHINA	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Materion	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO	CID001161
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Republic Metals Corporation	UNITED STATES	CID002510
Tantalum	Exotech Inc.	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	Telex Metals	UNITED STATES	CID001891
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547

Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571
Tin	Alpha	UNITED STATES	CID000292
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Tin	EM Vinto	BOLIVIA	CID000438
Tin	Fenix Metals	POLAND	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Minsur	PERU	CID001182
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT DS Jaya Abadi	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	Thaisarco	THAILAND	CID001898
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Magnu’s Minerals Metals e Ligas Ltda.	BRAZIL	CID002468
Tin	Metallo-Chimique N.V.	BELGIUM	CID001143
Tin	Rui Da Hung	TAIWAN	CID001539
Tin	Soft Metals Ltda.	BRAZIL	CID001758
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	PAMP S.A.	SWITZERLAND	CID001352
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	SEMPSA Joyería Platería S.A.	SPAIN	CID001585
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Valcambi S.A.	SWITZERLAND	CID002003

Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	Dowa	JAPAN	CID000402
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tin	PT Bangka Prima Tin	INDONESIA	CID001412
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	PT Bangka Tin Industry	INDONESIA	CID001416
Tin	PT Karimun Mining	INDONESIA	CID001448
Gold	Aurubis AG	GERMANY	CID000113
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Chugai Mining	JAPAN	CID000264
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	PX Précinox SA	SWITZERLAND	CID001498
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals	JAPAN	CID001869
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	Bangalore Refinery	INDIA	CID002863

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden AB	SWEDEN	CID000157
Gold	Cendres + Métaux S.A.	SWITZERLAND	CID000189
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	CID000328
Gold	DODUCO GmbH	GERMANY	CID000362
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)	CID000359
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	CID002459
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	KGHM Polska Miedz Spólka Akcyjna	POLAND	CID002511
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)	CID002605
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)	CID001555
Gold	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Torecom	KOREA (REPUBLIC OF)	CID001955
Gold	T.C.A S.p.A	ITALY	CID002580

Gold	Umicore Brasil Ltda.	BRAZIL	CID001977
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	CID002568
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002707
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV Tiga Sekawan	INDONESIA	CID002593
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Elmet S.L.U.	SPAIN	CID002774
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	CID002848
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT Justindo	INDONESIA	CID000307

Tin	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tin	PT O.M. Indonesia	INDONESIA	CID002757
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Moliren Ltd	RUSSIAN FEDERATION	CID002845
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)	CID002843
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tantalum	E.S.R. Electronics	UNITED STATES	CID002590
Tin	An Thai Minerals Co., Ltd.	VIET NAM	CID002825
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	CID002847
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tantalum	H.C. Starck GmbH	GERMANY	CID002550
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Torecom	KOREA (REPUBLIC OF)	CID001955